Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT dated as of April 22, 2021 (this “Amendment”), to the Credit Agreement dated as of December 29, 2017, as amended by Amendment No. 1 to the Credit Agreement dated as of September 7, 2018, Amendment No. 2 to the Credit Agreement dated as of January 25, 2019, and Amendment No. 3 to the Credit Agreement dated as of September 16, 2020 (as so amended and as otherwise amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”), the lenders from time to time party thereto (the “Existing Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”).
A. Pursuant to the Existing Credit Agreement, the Existing Lenders have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.
B. The Borrower has requested, and the undersigned Lenders and Issuing Lenders, together with the Administrative Agent, have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein, (b) in connection therewith, (i) the Revolving Credit Commitments and related Revolving Credit Loans (each as defined in the Existing Credit Agreement) shall be refinanced with a new tranche of revolving credit commitments (and related revolving credit loans) in an aggregate principal amount equal to $500,000,000 as further described below, (ii) the Term Loans (as defined in the Existing Credit Agreement) shall be refinanced with a new tranche of term loans in an aggregate principal amount equal to $250,000,000 as further described below and (iii) certain other terms of the Existing Credit Agreement will be amended as set forth in the Restated Credit Agreement and (c) the Credit Parties will reaffirm their respective obligations under the Subsidiary Guaranty Agreement, the Collateral Agreement and the other Security Documents (each as defined in the Existing Credit Agreement).
C. The Borrower hereby requests that the Restatement Revolving Credit Lenders (as defined below) (a) provide new revolving credit commitments on the Restatement Effective Date (as defined below) in an aggregate amount of $500,000,000 (the “Restatement Revolving Credit Commitments”) and (b) make new revolving credit loans to the Borrower in respect thereof on and after the Restatement Effective Date as provided in the Restated Credit Agreement. The proceeds of Revolving Credit Loans borrowed on the Restatement Effective Date shall be used (i) for the Refinancing (as defined below) and (ii) to pay fees and expenses related thereto. The proceeds of Revolving Credit Loans borrowed after the Restatement Effective Date shall be used to provide ongoing working capital and for other general corporate purposes of the Borrower and its Subsidiaries (including, without limitation, payments with respect to debt obligations permitted under the Restated Credit Agreement).
D. The Borrower hereby requests that the Restatement Term Loan Lenders (as defined below) (a) provide new term loan commitments on the Restatement Effective Date in an aggregate amount of $250,000,000 (the “Restatement Term Loan Commitments”) and (b) make new term loans (the “Restatement Term Loans”) to the Borrower in respect thereof on the Restatement Effective Date, the proceeds of which shall be used, together with the proceeds of the Revolving Credit Loans funded on the Restatement Effective Date to (i) redeem and/or refinance certain existing indebtedness of the Borrower and its Subsidiaries, including the Borrower’s 4.875% Senior Notes due 2026 and indebtedness under the Existing Credit Agreement (collectively, the “Refinancing”) and (ii) pay fees and expenses related to the foregoing.
E. Each Person party hereto whose name is set forth on Schedule I hereto under the heading “Restatement Revolving Credit Lender” (each such Person, a “Restatement Revolving Credit Lender”) has agreed (a) to provide a portion of the Restatement Revolving Credit Commitments to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make Revolving Credit Loans to the Borrower in respect thereof on and after the Restatement Effective Date, in each case subject to the terms and conditions set forth herein and in the Restated Credit Agreement.
F. Each Person party hereto whose name is set forth on Schedule I hereto under the heading “Restatement Term Loan Lender” (each such Person, a “Restatement Term Loan Lender”) has agreed (a) to provide a portion of the Restatement Term Loan Commitments to the Borrower in the amount set forth opposite its name on such Schedule and (b) to make Restatement Term Loans to the Borrower in respect thereof on the Restatement Effective Date, in each case subject to the terms and conditions set forth herein and in the Restated Credit Agreement.
G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement, as the context requires.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendment and Restatement of the Existing Credit Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, effective as of the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, the “Restated Credit Agreement”).
SECTION 2. Restatement Revolving Credit Commitments and Restatement Term Loans.
(a) Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, each Restatement Revolving Credit Lender agrees, severally and not jointly, to make available to the Borrower, on the Restatement Effective Date and until the Revolving Credit Maturity Date (as defined in the Restated Credit Agreement), the portion of the Revolving Credit Facility (as defined in the Restated Credit Agreement) equal to its Restatement Revolving Credit Commitment as set forth in the Restated Credit Agreement.
(b) Subject to the satisfaction of the conditions to effectiveness set forth in Section 4 hereof, each Restatement Term Loan Lender agrees, severally and not jointly, to make, on the Restatement Effective Date, a Restatement Term Loan to the Borrower in an aggregate principal amount equal to its Restatement Term Loan Commitment. The Restatement Term Loan Commitment of each Restatement Term Loan Lender shall automatically terminate upon the making of the Restatement Term Loans on the Restatement Effective Date. Amounts repaid or prepaid in respect of the Restatement Term Loans may not be reborrowed.
(c) The proceeds of the Revolving Credit Loans and the Restatement Term Loans in respect of the Restatement Revolving Credit Commitments shall be used by the Borrower as set forth in the recitals to this Amendment.
(d) Upon the effectiveness of this Amendment, the Revolving Credit Commitments under the Existing Credit Agreement shall automatically terminate.
SECTION 3. Representations and Warranties. The Borrower, as to itself and the other Credit Parties, represents and warrants to the Administrative Agent and the Lenders (including each Restatement Revolving Credit Lender and each Restatement Term Loan Lender) that:
(a) Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
(b) As of the Restatement Effective Date and after giving effect to the transactions contemplated hereby:
(i) The representations and warranties contained in the Restated Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the Restatement Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty remains true and correct in all respects as of such earlier date); and
(ii) no Default or Event of Default (in each case as defined in the Restated Credit Agreement) has occurred and is continuing.
SECTION 4. Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above, on the first date on which each of the following conditions is satisfied (such date, the “Restatement Effective Date”):
(a) Executed Loan Documents. This Amendment, a Revolving Credit Note in favor of each Restatement Revolving Credit Lender, a Term Loan Note in favor of each Restatement Term Loan Lender and a Swingline Note in favor of the Swingline Lender (in each case, if requested thereby) shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto and shall be in full force and effect.
(b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:
(i) Officer’s Certificate. A certificate from a Responsible Officer of the Borrower certifying as to the accuracy of each of the representations and warranties set forth in Section 3 hereof.
(ii) Certificate of Secretary of Each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party (including this Amendment) and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Restatement Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to clause (iii) of this Section 4(b).
(iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business.

(iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request.
(c) Personal Property Collateral.
(i) Filings and Recordings. The Administrative Agent shall have received all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the Collateral and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon (subject to Permitted Liens).
(ii) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, bankruptcy, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens).
(iii) Property and Liability Insurance. The Administrative Agent shall have received, in each case in form and substance reasonably satisfactory to the Administrative Agent, evidence of property, business interruption and liability insurance covering each Credit Party (with appropriate endorsements naming the Administrative Agent as lender’s loss payee on all policies for property hazard insurance and as additional insured on all policies for liability insurance), and if requested by the Administrative Agent, copies of such insurance policies.
(iv) Intellectual Property. The Administrative Agent shall have received security agreements duly executed by the applicable Credit Parties for all federally registered copyrights, copyright applications, patents, patent applications, trademarks and trademark applications included in the Collateral, in each case in proper form for filing with the U.S. Patent and Trademark Office or U.S. Copyright Office, as applicable.
(d) Financial Matters.
(i) Financial Statements. The Administrative Agent shall have received with respect to the Borrower and its Subsidiaries, (I) audited consolidated balance sheets and related consolidated statements of income, shareholder’s equity and cash flows for the three (3) most recently completed fiscal years ended at least ninety (90) days prior to the Restatement Effective Date and (II) unaudited consolidated balance sheets and related consolidated statements of income and cash flows for each interim fiscal quarter ended since the last audited financial statements and at least forty-five (45) days prior to the Restatement Effective Date; provided that the information required to be delivered pursuant to this clause (d)(i) shall be deemed to have been delivered if such information is included in the Borrower’s public filing of its annual report on Form 10-K or quarterly report on Form 10-Q;
(ii) Financial Projections. The Administrative Agent shall have received projections prepared by management of the Borrower of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries for the first year after the Restatement Effective Date and annually thereafter for the term of the Facilities (and which will not be inconsistent in any material respect with information previously provided to the Arranger prior to the Restatement Effective Date); and

(iii) Financial Condition/Solvency Certificate. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance reasonably satisfactory to the Administrative Agent, and certified as accurate by the chief financial officer of the Borrower, that (A) after giving effect to the transactions contemplated hereby, the Borrower and its Subsidiaries (taken as a whole) are Solvent and (B) attached thereto are calculations evidencing compliance on a Pro Forma Basis after giving effect to the transactions contemplated hereby with the covenants contained in Section 9.13 of the Restated Credit Agreement, in each case for the most recent four (4) consecutive fiscal quarter period for which financial statements have been delivered pursuant to clause (i) of this Section 4(d) and calculated to give pro forma effect to such transactions.
(e) Payment at Closing. The Borrower shall have paid or made arrangements to pay contemporaneously with closing (A) to the Administrative Agent, the Arranger and the Lenders the amounts required to consummate the Refinancing with respect to the Existing Credit Agreement together with any accrued and unpaid fees set forth or referenced in Section 5.3 of the Existing Credit Agreement, any other accrued and unpaid fees or commissions due hereunder and any upfront fees as agreed between the Borrower, the Arranger and the Lenders, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Restatement Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.
(f) Miscellaneous.
(i) Notice of Account Designation. The Administrative Agent shall have received a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Restatement Effective Date are to be disbursed.
(ii) Existing Indebtedness. The Borrower shall have issued a notice with respect to the redemption of its 4.875% Senior Notes due 2026 pursuant to the terms thereof to the holders thereof. All existing Indebtedness of the Borrower and its Subsidiaries under the Existing Credit Agreement shall be repaid in full and all commitments in respect thereof shall have been terminated. On the Restatement Effective Date, after giving effect to the Transactions, neither the Borrower nor any of its Subsidiaries shall have any outstanding Indebtedness (other than Indebtedness permitted pursuant to Section 9.1 of the Restated Credit Agreement).
(iii) PATRIOT Act, Etc. The Borrower and each of the Subsidiary Guarantors shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations. The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the Restatement Effective Date.
(g) There shall not have occurred since April 30, 2020, a Material Adverse Effect.
(h) The Administrative Agent shall have received a Notice of Borrowing, Letter of Credit Application, or Notice of Conversion/Continuation, as applicable, from the Borrower in accordance with Section 2.3(a), Section 3.2, Section 4.2 or Section 5.2 of the Restated Credit Agreement, as applicable.

The Administrative Agent shall notify the Borrower and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any other Loan Document in similar or different circumstances. Any reference to the Existing Credit Agreement in any Loan Document shall hereafter mean the Restated Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement, the Restated Credit Agreement and the other Loan Documents.
SECTION 6. Reaffirmation and Additional Agreements.
(a) Each of the Credit Parties party hereto hereby consents to this Amendment and the transactions contemplated hereby and hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the consummation of the transactions contemplated hereby (including the amendment and restatement of the Existing Credit Agreement, the borrowing of the Restatement Term Loans and the effectiveness of the Restatement Revolving Credit Commitments), such guarantees, pledges, grants of security interests and other agreements of such Credit Parties shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Restated Credit Agreement. Each of the Credit Parties party hereto further agrees to take any action that may be required under any applicable law or that is reasonably requested by the Administrative Agent, and is within the power of such Credit Party, to ensure compliance by the Borrower with the Restated Credit Agreement and hereby reaffirms its obligations under each similar provision of each of the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party.
(b) Each of the Credit Parties party hereto hereby confirms and agrees that the Restatement Revolving Credit Commitments, the Revolving Credit Loans and the Letters of Credit (in each case, in respect of the Restatement Revolving Credit Commitments) and the Restatement Term Loans shall, upon the effectiveness of this Amendment, constitute, Obligations (or any word of like import) under each of the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document.
(c) Attached as Exhibit B to this Amendment are duly completed schedules (the “Supplemental Schedules”) supplementing the respective Schedules to the Collateral Agreement as thereon indicated. Each of the Credit Parties hereby represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Credit Party and its properties and affairs is true and complete as of the date hereof.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Amendment shall be deemed to include Electronic Signatures (as defined in the Restated Credit Agreement) or execution in the form of an Electronic Record (as defined in the Restated Credit Agreement), and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention.  Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that  without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof.  Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Amendment (including with respect to any signature pages hereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages hereto.
SECTION 8. Governing Law; Waiver of Jury Trial; Service of Process; Judgment Currency. THE PROVISIONS OF SECTION 12.5 (GOVERNING LAW; JURISDICTION, ETC) AND SECTION 12.6 (WAIVER OF JURY TRIAL) OF THE RESTATED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT, mutatis mutandis.
SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

AMERICAN WOODMARK CORPORATION, as Borrower
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Vice President and Chief Financial Officer

AMENDÉ CABINET CORPORATION, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: President

COMPLETE KITCHENS LLC, as a Credit Party
By:
/s/ M. Scott Culbreth
Name: M. Scott Culbreth
Title: President

RSI Home Products, Inc., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Chief Financial Officer and Treasurer

PROFESSIONAL CABINET SOLUTIONS, as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Chief Financial Officer and Treasurer

RSI HOME PRODUCTS MANAGEMENT, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment and Restatement Agreement]

RSI HOME PRODUCTS MANUFACTURING, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Chief Financial Officer and Treasurer

RSI HOME PRODUCTS SALES, INC., as a Credit Party
By:
/s/ Paul Joachimczyk
Name: Paul Joachimczyk
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment and Restatement Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender,
By:
/s/ Dermaine A. Lewis
Name: Dermaine A. Lewis
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Atlantic Union Bank, as Lender
By:
/s/ William P. Massie
Name: William P. Massie
Title: Associate – Corporate Banking

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution:
Bank of America, N.A., as Lender
By:
/s/ Louis J. Noppenberger
Name: Louis J. Noppenberger
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution: Citizens Bank, N.A., as Lender
By:
/s/ Pamela Hansen
Name: Pamela Hansen
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution:
First National Bank of Pennsylvania, as Lender
By:
/s/ Douglas T. Brown
Name: Douglas T. Brown
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution: TD Bank, N.A., as Lender
By:
/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement]

LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution:
Truist Bank, as Lender
By:
/s/ Johnetta Bush
Name: Johnetta Bush
Title: Director

[Signature Page to Amendment and Restatement Agreement]

    LENDER SIGNATURE PAGE TO
AMENDMENT AND RESTATEMENT AGREEMENT
AMERICAN WOODMARK CORPORATION

Name of Institution:
U.S. BANK NATIONAL ASSOCIATION, as Lender
By:
/s/ Sean P. Walters
Name: Sean P. Walters
Title: Vice President

For any Lender requiring a second signature block:

By:

Name:
Title:
[Signature Page to Amendment and Restatement Agreement]